UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 200549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 5, 2006
New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (714) 940-8000
N/A

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Employment Agreement
On July 5, 2006, New Horizons Worldwide, Inc. (the “Company”) entered into an employment agreement with Mark A. Miller (the “Employment Agreement”) to serve as the Company’s President and Chief Executive Officer. Under the terms of the agreement, Mr. Miller will serve as Chief Executive Officer, and commencing on the effective date of the resignation of Thomas J. Bresnan, as President, as discussed below. The Employment Agreement provides for an annual base salary of $335,000. Mr. Miller will receive a minimum bonus of $75,000 for the period ending December 31, 2006. For each successive year, Mr. Miller is eligible to receive an annual performance bonus, based on the attainment of certain performance goals, in an amount up to 100% of his salary. Mr. Miller will be entitled to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as similarly situated employees of the Company. Pursuant to the terms of the Employment Agreement, prior to July 5, 2007, the Company will establish an office for Mr. Miller in the mid-Atlantic region. Mr. Miller is entitled to reimbursement for the reasonable expenses of an apartment and automobile until such office is established. Once such office has been established, Mr. Miller is entitled to an automobile allowance in the amount of $1000 per month.
Under the terms of the Employment Agreement, Mr. Miller is further entitled to the following equity compensation: nonqualified options to purchase (i) 263,000 shares of the Company’s common stock at an exercise price equal to the market price per share on the date of the Employment Agreement ($0.80), and (ii) 263,000 shares of the Company’s common stock, at an exercise price equal to $1.50 per share; a grant of 350,000 restricted shares of the Company’s common stock, subject to the terms of a restricted stock agreement; and an opportunity to purchase from the Company $100,000 of common stock, at a purchase price equal to the average closing price on the “Pink Sheets” for the twenty trading days following the filing of this Form 8-K. The agreements under which the stock options and restricted stock were awarded are described below.
Pursuant to the terms of the Employment Agreement, in the event that the Company terminates Mr. Miller’s employment without Cause, or Mr. Miller resigns for Good Reason (each as defined in the Employment Agreement), the Company will continue to pay Mr. Miller’s salary for a period of twelve months. Upon a Change of Control (as defined in the Employment Agreement), Mr. Miller may elect to terminate his employment, in which case he will receive (i) a lump sum payment equal to twelve months salary and an amount equal to the most currently paid annual performance bonus, if the total consideration paid in connection with the transaction, or the fair market value of the Company at the time of the Change of Control due to a majority change in the Board of Directors, is less than $25 million, and (ii) a lump sum equal to twenty-four months salary and an amount equal to the two most currently paid annual performance bonuses, if the total consideration paid in connection with the transaction, or the fair market value of the Company at the time of the Change of Control due to a majority change in the Board of Directors, is equal to or greater than $25 million. In the event of a Change of Control, regardless of consideration paid or fair market value of the Company at that time, the Company will provide Mr. Miller with career transition services, in an amount not to exceed $25,000.
Mr. Miller’s employment agreement restricts him, during his employment and for a period of one year following the termination of his employment with the Company, from: engaging or acquiring a financial interest in, lending his name, lending his credit, or rendering services to any business whose activities compete in whole or in part with the activities of the Company, an affiliate or any franchisee within the geographical area in which the Company, its affiliates or franchisees perform services; interfering with business relationships between the Company, its affiliates or franchisees and any of their respective customers, suppliers or contractors; during the employment period, engaging in any Conflict of Interest (as defined in the Employment Agreement); and soliciting or hiring employees or consultants of the Company, its affiliates or franchisees.

A copy of Mr. Miller’s Employment Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.
Equity Compensation Agreements
In connection with Mr. Miller’s appointment as the Company’s Chief Executive Officer, as described in Item 5.02 of this Form 8-K, the Company entered into two nonqualified stock option agreements and a restricted stock agreement with Mr. Miller. Pursuant to an agreement entered into between the Company and Mr. Miller on July 5, 2006, the grants made under the stock option agreements and the restricted stock agreement described below are subject to downward adjustment in the event that certain business events do not occur. In addition to the agreements described below, pursuant to the terms of the Employment Agreement described above, Mr. Miller has the opportunity to purchase from the Company $100,000 of common stock, at a purchase price equal to the average closing price on the “Pink Sheets” for the twenty trading days following the filing of this Form 8-K.
     Market Value Stock Option Agreement
Pursuant to the terms of the first nonqualified stock option agreement (the “Market Value Stock Option Agreement”), the Company granted Mr. Miller, under the New Horizons Worldwide, Inc. Omnibus Equity Plan, options to purchase 263,000 shares of common stock, at an exercise price of $0.80 per share, which the Committee determined to be the fair market value of a share as of the date of the agreement (the “Market Value Stock Option”). The Market Value Stock Option Agreement provides that the Market Value Stock Option will vest in three equal installments on each of the first three anniversaries of the date of grant. The Market Value Stock Option will vest immediately upon a Change in Control (as defined in the Market Value Stock Option Agreement). In the event of termination of employment other than by reason of death or disability, the vested options will remain exercisable until the earlier of three months after the date of termination or the expiration of the Market Value Stock Option. If death or disability occurs during employment, the vested options and all shares which are scheduled to vest in the twelve months following death or disability will become immediately exercisable and the Market Value Stock Option will terminate upon the earlier of the first anniversary of the date of termination as a result of death or disability or the last day of the term of the Market Value Stock Option. The Market Value Stock Option will be exercisable for ten years from the date of grant.
Mr. Miller is restricted from transferring or reselling the common stock issued to him upon exercise of the Market Value Stock Option until such time as such securities are eligible for resale, subject to the volume and manner of sale limitations, under Rule 144.
A copy of the Market Value Stock Option Agreement is attached as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Market Value Stock Option Agreement is qualified in its entirety by reference to the full text of the Market Value Stock Option Agreement.
     Premium Stock Option Agreement
Pursuant to the terms of the second stock option agreement (the “Premium Stock Option Agreement,” and together with the Market Value Stock Option Agreement, the “Stock Option Agreements”), the Company granted Mr. Miller options to purchase 263,000 shares of common stock, at an exercise price of $1.50 per share (the “Premium Stock Option”). Although the Premium Stock Option was not granted under the New Horizons Worldwide, Inc. Omnibus Equity Plan, the material terms of the Premium Stock Option, including vesting, forfeiture, term and termination are the same as those for the Market Value Stock Option. Mr. Miller is restricted from transferring or reselling the common stock issued to him upon exercise of the Premium Stock Option until such time as such securities are eligible for resale, subject to the volume and manner of sale limitations, under Rule 144.

A copy of the Premium Stock Option Agreement is attached as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Premium Stock Option Agreement is qualified in its entirety by reference to the full text of the Premium Stock Option Agreement.
     Restricted Stock Agreement
Pursuant to the terms of the restricted stock agreement (the “Restricted Stock Agreement”), the Company granted Mr. Miller 350,000 shares of Common Stock (the “Restricted Shares”), subject to the Company’s reaching certain performance goals. Under the terms of the Restricted Stock Agreement, if the Company reaches an Adjusted EBITDA (as defined in the Restricted Stock Agreement) of (i) $5,000,000 in any consecutive twelve month period ending on or before June 30, 2009, or (ii) $1,250,000 during the three months ending June 30, 2009, 175,000 of the Restricted Shares will vest. If the Company reaches its performance target of $7,000,000 in Adjusted EBITDA during any consecutive twelve month period ending on or before June 30, 2011, an additional 175,000 shares of the Restricted Shares will vest. Unvested shares will be held by the Company in escrow, and Mr. Miller will be entitled to vote and receive dividends on such escrowed shares. In the event that death or disability occurs during employment, the unvested shares will vest if the twelve month performance target is achieved during the calendar twelve month period ending immediately following such death or disability, or if the three month target is reached during the calendar three month period ending immediately following such death or disability. All rights to unvested shares are forfeited upon termination of employment. The Restricted Shares will vest immediately upon a Change in Control (as defined in the Restricted Stock Agreement). The Restricted Shares may not be assigned, transferred or otherwise encumbered until the shares have vested.
Mr. Miller is restricted from transferring or reselling the common stock issued to him upon vesting of the Restricted Shares until such time as such securities are eligible for resale, subject to the volume and manner of sale limitations, under Rule 144.
A copy of the Restricted Stock Agreement is attached as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Restricted Stock Agreement is qualified in its entirety by reference to the full text of the Restricted Stock Agreement.
Although the Compensation Committee considers the impact of Section 162(m) when awarding compensation, in order to maintain flexibility in designing compensation programs that provide executive officers with an opportunity to acquire a proprietary interest in the Company, thereby providing the officers with increased incentive to promote the long-term interests of the Company’s stockholders, at times the Committee may deem it appropriate to forgo 162(m) qualified awards in favor of awards that may not be fully tax-deductible. The awards to Mr. Miller under the Premium Stock Option Agreement and the Restricted Stock Agreement do not satisfy the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under these grants may not be entirely tax deductible in future years and in amounts which cannot yet be determined.
Indemnity Agreement
In connection with Mr. Miller’s appointment as Chief Executive Officer and election to the Board of Directors, the Company entered into an indemnity agreement with him on July 5, 2006. The indemnity agreement is the same as the indemnity agreements the Company customarily enters into with its directors and executive officers.
The indemnity agreement requires the Company to indemnify Mr. Miller to the fullest extent permitted by law against all expenses, judgments, settlements, fines and penalties, actually and reasonably incurred in the defense or settlement of any civil, criminal, administrative or investigative action brought against him by reason of his relationship with the Company, including third-party claims and proceedings brought by or in the right of the Company, subject to certain exceptions. The rights provided to Mr. Miller under the indemnity agreement are in addition to any other rights he may be entitled to under the Company’s Certificate of

Incorporation, the Company’s By-laws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware or otherwise.
The description of the indemnity agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of indemnity agreement. The form of the indemnity agreement was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure under Item 1.01 above is incorporated herein by reference with respect to the issuance of common stock of the Company to Mr. Miller pursuant to the Stock Option Agreements, the Restricted Stock Agreement and the opportunity to purchase up to $100,000 of common stock of the Company.
The securities issued to Mr. Miller pursuant to the Stock Option Agreements, the Restricted Stock Agreement and the opportunity to purchase up to $100,000 of common stock of the Company were issued by the Company in a private placement exempt from registration under the Securities Act of 1933 by virtue of Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. Mr. Miller is restricted from transferring or reselling the securities until such time as such securities are eligible for resale, subject to the volume and manner of sale limitations, under Rule 144.
Item 5.02. Appointment of Principal Officer; Election of Director.
On July 5, 2006, the Company appointed Mark A. Miller, age 57, as Chief Executive Officer. Mr. Miller was also appointed to fill a vacancy on the Company’s Board of Directors, effective as of the close of business on July 5, 2006. As reported in the Company’s Current Report on Form 8-K dated February 2, 2006, Mr. Thomas Bresnan will remain as President through July 31, 2006, to complete the transition period for which he was retained. At such time, Mr. Miller will become the President of the Company, as well. The descriptions of the Employment Agreement, the Stock Option Agreements, the Restricted Stock Agreement and the indemnity agreement set forth above in Item 1.01 of this Form 8-K are incorporated into this Item 5.02 by reference.
From June 2000 until his appointment as Chief Executive Officer, Mr. Miller served as Group Executive Vice President for the Americas for Right Management Consultants, Inc., a career transition and organizational consulting services provider, where he was responsible for the company’s business in North and Latin America. Prior to joining Right Management Consultants, Inc., Mr. Miller served as Chairman and CEO of Signature Care Networks, a consolidated surgical practice management company that he co-founded. From 1988 through 1994, Mr. Miller held a number of executive positions at Nutri/System, a consumer weight loss business. Prior to joining Nutri/System, Mr. Miller served as a division manager for PepsiCo. During his career, Mr. Miller has served several franchisors and worked with more than 500 franchisees.
On July 5, 2006, the Company issued a press release naming Mr. Miller the Chief Executive Officer of the Company. A copy of the press release is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

10.2	Nonqualified Stock Option Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

Exhibit No.	Description

10.3	Nonqualified Stock Option Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

10.4	New Horizons Worldwide, Inc. Restricted Stock Agreement, dated July 5, 2006, between the Company and Mark A. Miller.

99.1	Press Release, dated July 5, 2006, naming Mark A. Miller Chief Executive Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.
Date July 11, 2006	By	/s/ Charles M. Caporale
Charles M. Caporale
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

10.2	Nonqualified Stock Option Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

10.3	Nonqualified Stock Option Agreement, dated July 5, 2006, by and between the Company and Mark A. Miller.

10.4	New Horizons Worldwide, Inc. Restricted Stock Agreement, dated July 5, 2006, between the Company and Mark A. Miller.

99.1	Press Release, dated July 5, 2006, naming Mark A. Miller Chief Executive Officer